UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2015

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the 2015 annual meeting of shareholders held on May 1, 2015 (“Annual Meeting”), the shareholders of CMS Energy Corporation ("CMS Energy") voted upon three proposals as described in the CMS Energy Proxy Statement dated March 30, 2015. The results of the shareholder votes are as follows.

1.	Proposal to elect eleven members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	For	Against	Abstentions	Broker non-votes

Jon E. Barfield	226,206,961	824,434	531,132	17,688,195
Deborah H. Butler	226,241,992	801,657	518,878	17,688,195
Kurt L. Darrow	226,216,234	803,706	542,587	17,688,195
Stephen E. Ewing	226,051,642	993,977	516,908	17,688,195
Richard M. Gabrys	223,300,517	3,713,078	548,932	17,688,195
William D. Harvey	226,248,942	780,347	533,238	17,688,195
David W. Joos	225,099,408	1,926,821	536,298	17,688,195
Philip R. Lochner, Jr.	225,971,465	1,051,350	539,712	17,688,195
John G. Russell	226,294,933	739,068	528,526	17,688,195
Myrna M. Soto	226,224,921	763,495	574,111	17,688,195
Laura H. Wright	226,330,238	718,074	514,215	17,688,195

2.

Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
221,278,834	5,330,435	953,258	17,688,195
98%	2%

3.

Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2015 was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
242,975,369	1,661,054	614,299	0

CONSUMERS ENERGY COMPANY

Consumers Energy Company (“Consumers Energy”)  did not solicit proxies for the matters submitted to votes at the contemporaneous May 1, 2015 Consumers Energy annual meeting of shareholders. All 84,108,789 shares of Consumers Energy common stock held by CMS Energy were voted in favor of electing the above-named individuals as directors of Consumers Energy and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2015.    None of the 373,148 shares of Consumers Energy preferred stock were voted at the Consumers Energy annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated:	May 1, 2015	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President and Corporate Secretary

CONSUMERS ENERGY COMPANY

Dated:	May 1, 2015	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President and Corporate Secretary